UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 19, 2017

TRAQIQ, INC.

 (Exact Name of Registrant as Specified in its Charter)

California	333-172658	30-0580318
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

201 Santa Monica Blvd, Suite 300, Santa Monica, CA 90401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (425) 818-0560

Thunderclap Entertainment, Inc.

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

(a)       Share Exchange Agreement. On July 19, 2017, TraqIQ, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with OmniM2M, Inc. (“OmniM2M”) and its shareholders (the “OmniM2M Shareholders”) and Ci2i Services, Inc. (“Ci2i”) and its shareholders (the “Ci2i Shareholders”) whereby the OmniM2M Shareholders and the Ci2i Shareholders agreed to exchange all of their respective shares in OmniM2M and Ci2i in exchange for 3,000,000 shares each of the Company’s common stock, par value $0.0001, effective upon the execution of the Share Exchange Agreement by all of the OmniM2M Shareholders and the Ci2i Shareholders. The OmniM2M Shareholders and the Ci2i Shareholders will each be allocated their respective 3,000,000 shares on a pro rata basis based on their respective holdings in OmniM2M and Ci2i when the Share Exchange Agreement has been fully executed.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b)       6% Convertible Promissory Notes and Note Purchase Agreements. On July 19, 2017, the Company and the two shareholders (the “Holders”), who had provided related party advances to the Company, agreed to exchange their related party advances for 6% Convertible Promissory Notes due on January 15, 2018 (the “Notes”) in the amount of $68,077 and executed a Note Purchase Agreement (the “NPA”). The Notes bear simple interest at 6% unless the Company defaults, which increases the interest rate to 10%. The Holders, at their option, can elect to convert the principal plus any accrued interest, in shares of the Company’s common stock at a conversion rate equal to eighty percent (80%) of the average closing share price as quoted on the OTC Markets for the five (5) trading days prior to the date of conversion.

The foregoing description of the Notes and the NPA is qualified in its entirety by reference to the NPA and Notes, copies of which are attached hereto as Exhibit 4.1(a) and 4.1(b) and incorporated into this Item 1.01 by reference.

Item 3.02: Unregistered Sales of Equity Securities

(a) As described above in Item 1.01, under (b) “6% Convertible Promissory Notes and Note Purchase Agreements”, we agreed to exchange the related party advances of two shareholders for the Notes.

In the sale and issuance of the Notes, no general solicitation was made either by the Company or by any person acting on our behalf. The transactions were privately negotiated, and did not involve any kind of public solicitation. No underwriters or agents were involved in the foregoing sales and issuances and the Company paid no underwriting discounts or commissions. The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contains customary restrictions on transfer. The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

Item 5.01 Changes in Control of Registrant

The information set forth in Items 1.01 and 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

On July 19, 2017, the Company announced certain leadership changes to further efforts to move forward with the change in its business plan to complete the acquisitions of OminM2M and Ci2i under the Share Exchange Agreement dated July 19, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, the Company announced certain leadership changes to further efforts to move forward with the change in its business plan to complete the acquisitions of OminM2M and Ci2i under the Share Exchange Agreement dated July 19, 2017.

On July 19, 2017, Gary L. Blum, the Company’s sole director, appointed Ajay Sikka and Lloyd Spencer to the Company’s Board of Directors (the “Board”) to fill vacancies. Effectively immediately after their appointment, Mr. Blum resigned from the Company’s Board. Also, on July 19, 2017, Mr. Blum resigned from his positions as the Company’s Chief Executive Officer, Chief Financial and Accounting Officer and Secretary and Michael Matondi III resigned his position as the Company’s President.

Effectively July 19, 2017, upon the resignations of Mr. Blum and Mr. Matondi, the Board appointed Ajay Sikka as the Company’s Chief Executive Officer, President, Chief Financial and Accounting Officer and Lloyd Spencer as Vice President and Secretary.

Ajay Sikka, age 50, was appointed to our Board as its Chairman the Board appointed him as our Chief Executive Officer, President, Chief Financial and Accounting Officer on July 19, 2017. From May 2014 to the present, Mr. Sikka has served as Chief Executive Officer of OmniM2M, Inc., an Industrial Internet of Things (“IIoT”) hardware, software and services company. From March 2011 to the present, Mr. Sikka has also served as Chief Executive Officer of Ci2i Services, Inc., an IIoT analytics and marketing company that is focused on providing services and support to enterprise customers, including Microsoft, Staples, Accenture, and Pactera. From April 2004 to Feb 2011, Mr. Sikka served as Senior Director at Microsoft Corp. in Redmond, Washington, where he worked in multiple teams, including Law & Corporate affairs, Central IT, and Business Strategy. He also managed Microsoft’s CloudCRM team that provided Customer Relationship Management (CRM) services within Microsoft. From April 2000 to March 2004, Mr. Sikka served as Chief Executive Officer of IndiaHQ Solutions, Inc., a content provider (Websites, newspapers, Yellow pages) for the South Asian community. That company was sold in 2004. From April 1996 to April 2000, Mr. Sikka served as Group Manager at Microsoft Corp. in Redmond, Washington where he drove Microsoft’s internet business and content management initiatives with telecommunications and Internet service providers. He arrived at Microsoft subsequent to Microsoft’s purchase of Vermeer, that made the FrontPage product. Mr. Sikka is an active angel investor and board of director member for startup companies and new ventures in the Seattle area.

Lloyd Spencer, age 61, is a member of our Board and was appointed to our Board and as our Vice President and Secretary on July 19, 2017. From September 20, 2007 to the present, Mr. Spencer has also served as President and CEO of Open Road Shipping, Inc., formerly known as CoroWare, whose business is currently in a state of transition. From October 2004 to June 2006, Mr. Spencer was co-founder and President of CoroWare, Inc., a Washington State private company that was acquired by Innova Holdings, Inc., which is now known as Open Road Shipping, Inc. From July 2006 until present, Mr. Spencer has served in multiple position in CoreWare, Inc. From June 2002 to September 2004, Mr. Spencer was Vice President of Sales at Planet Technologies, a systems integration company based in Germantown, MD. From November 1996 to August 2001, Mr. Spencer was Solutions Unit Manager and Group Product Manager at Microsoft in Redmond, Washington. Prior to Microsoft, Mr. Spencer served as Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Mr. Spencer began his career as a software development engineer at Hewlett-Packard Corporation in Cupertino, California. Mr. Spencer received his Bachelor’s degree from Cornell University in 1980 with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

The Board will determine the compensation of Mr. Sikka and Mr. Spencer at a future date.

Item 8.01 Other Events.

On July 25, 2017, the Company issued a press release announcing the foregoing. A copy of the release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of OmniM2M and Ci2i required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(b)	Pro forma Financial Information.

The Company intends to file the pro forma financial information required by Items 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description

10.1	Share Exchange Agreement dated July 19, 2017

4.1(a)	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Donald P. Hateley

4.1(b)	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Alena Borisova

99.1	Press release, dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TRAQIQ, INC.

Date: July 25, 2017	/s/Ajay Sikka
Ajay Sikka
Chief Executive Officer